                              DATED [         ] 2003





                             (1) TORCH OFFSHORE INC.

                                    AS OWNER



                                       AND


                        (2) GLOBAL MARINE SYSTEMS LIMITED

                                  AS MORTGAGEE










                                 FIRST PREFERRED
                              VANUATU SHIP MORTGAGE
                                       ON
                            M.V. "MIDNIGHT WRANGLER"
                              FORMERLY "WAVE ALERT"








                              HILL TAYLOR DICKINSON
                                 Irongate House
                                  Duke's Place
                                 LONDON EC3A 7HX
                         Tel: 0207 2839033 Fax: 2831144
                                 www.htd-law.com

                                TABLE OF CONTENTS

CONTENTS                                                              Page
1.       DEFINITIONS AND INTERPRETATION                                 1
2.       CHARGE                                                         5
3.       REPAYMENT                                                      5
4.       CONTINUING SECURITY                                            5
5.       REPRESENTATIONS AND WARRANTIES                                 6
6.       UNDERTAKINGS                                                   7
7.       MAINTENANCE OF SECURITY                                       17
8.       DEFAULT                                                       18
9.       APPLICATION OF MONEYS                                         21
10.      NO WAIVER                                                     22
11.      RECEIVER                                                      22
12.      DELEGATION OF POWERS                                          23
13.      INDEMNITY                                                     23
14.      POWER OF ATTORNEY                                             23
15.      FURTHER ASSURANCE                                             24
16.      NOTICE                                                        24
17.      LIMITATION ON AMOUNT OUTSTANDING                              24
18.      PAYMENT OF NON-BUSINESS DAY                                   25
19.      CONFIRMATION REGARDING LAWS OF VANUATU                        25
20.      GROSSING-UP OF PAYMENTS                                       25
21.      CURRENCY INDEMNITY                                            26
22.      LAW AND JURISDICTION                                          26
SCHEDULE 1                                                             28
SCHEDULE 2                                                             29

THIS FIRST PREFERRED VANUATU SHIP MORTGAGE dated the [       ] 2003

BY:

(1) TORCH OFFSHORE INC. a corporation duly incorporated under the laws of the State of Delaware United States of America whose principal place of business is situate at Suite 400, 401 Whitney Avenue, Gretna 70056, Louisiana U.S.A. (hereinafter called the "Owner") and

(2) GLOBAL MARINE SYSTEMS LIMITED a company incorporated under the laws of England and Wales whose registered office is at East Saxon House, 27 Duke Street, Chelmsford, CM1 1HT (hereinafter called the "Mortgagee")

WHEREAS

(A)      The Owner is the sole Owner of the Vessel.

(B)      The Mortgagee, by a Facility Agreement dated [        ] 2002 (a copy of
         which is attached at Schedule 2 hereto) made between the Owner and the Mortgagee as the same may be amended, supplemented or novated from time to time (hereafter called the "Facility Agreement"), agreed to provide a credit facility of up to US$ 9,731,417 (the "Facility") to the Owner to assist the Owner in purchasing the Vessel.

(C) The Owner, in order to secure the repayment of the Facility and all other sums of money from time to time owing to the Mortgagee under or pursuant to the Facility Agreement and the performance and observance and compliance with all of the covenants, terms and conditions in this Mortgage and in the Facility Agreement contained, has duly authorised the execution and delivery of this First Preferred Mortgage over the Vessel under and pursuant to the Laws of Vanuatu.


NOW THIS MORTGAGE WITNESSETH AND IT IS HEREBY AGREED THAT in consideration of the Mortgagee entering into the Facility Agreement and making available and maintaining the Facility and for other good and valuable consideration which the Owner hereby acknowledges having received, the Owner and the Mortgagee agree as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Mortgage unless otherwise defined in the recitals hereto or below or otherwise herein or the context otherwise requires words and expressions shall bear the meanings ascribed to them in the Facility Agreement and:

         "DOLLARS" and the sign "U.S.$" means lawful money of the United States of America.

         "EARNINGS" means all monies whatsoever due or to become due to the Owner arising out of the use or operation of the Vessel present or future, including all freight, hire and passage moneys compensation payable to the Owner in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for a variation or termination) of any charterparty or any other contract of employment, all sums recoverable under the Insurances in respect of loss of Earnings and any other earnings whatsoever due or to become due to the Owner at any time during the Security Period;

         "ENVIRONMENTAL APPROVALS" means all approvals, licences, permits, or other authorisations whatsoever required under applicable Environmental Laws;

         "ENVIRONMENTAL AFFILIATE" means any agent or employee of the Owner or any person having a contractual relationship with the Owner in connection with the Vessel or its operations or the carriage of cargo and/or passengers on the Vessel and/or the provision of goods and/or services on or from the Vessel;

         "ENVIRONMENTAL CLAIM" means any claim for damages, clean up costs, compliance, remedial action or otherwise made by any governmental or regulatory authority (or by any other third party) alleging breach of any Environmental Law or Environmental Approval or otherwise arising out of or relating to an Environmental Incident;

         "ENVIRONMENTAL INCIDENT" means any release of Environmentally Sensitive Material from the Vessel or from a ship other than the Vessel where the Vessel, the Owner or any Environmental Affiliate is actually or allegedly at fault or otherwise liable (in whole or in part) or where the Vessel is actually or potentially liable to be arrested;

         "ENVIRONMENTAL LAWS" means all laws, regulations, conventions and agreements whatsoever relating to pollution or protection of the environment (including, but not limited to, the United States Oil Pollution Act of 1990);

         "ENVIRONMENTALLY SENSITIVE MATERIAL" means, oil, oil products any other substance harmful to the environment, polluting, toxic or hazardous or any substance the release of which into the environment is regulated by any Environmental Law or Environmental Approval;

         "INSURANCES" means all slips, certificates of entry, policies and contracts of insurance (which expression includes all entries of the Vessel in a protection and indemnity and a war risks association) which are from time to time taken out or entered into by the Owner in respect of the Vessel or her Earnings or otherwise howsoever in connection with the Vessel [including for the avoidance of doubt any mortgagees interest insurance or additional perils insurance] and all benefits of such policies and contracts including all claims of whatsoever nature and any return of premiums;

         "EVENT OF DEFAULT" means any of the events set out in Clause 8.

         "OUTSTANDING INDEBTEDNESS" means:

         (a) the aggregate of all sums of money (including interest) from time to time owing by the Owner to the Mortgagee under this Mortgage; and

         (b) the aggregate of all sums of money (including interest) from time to time owing by the Owner to the Mortgagee under or pursuant to the Facility Agreement and the Security Documents.

         "REQUISITION COMPENSATION" means all moneys or other compensation payable during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel otherwise than by requisition for hire.

         "SECURITY DOCUMENTS" means the Facility Agreement together with the Security Documents as defined in the Facility Agreement.

         "SECURITY PERIOD" means the period from the date hereof terminating upon discharge of Outstanding Indebtedness.

         "TOTAL LOSS" means:

         (a) actual constructive or compromised or agreed or arranged total loss of the Vessel; or

         (b) requisition for title or other compulsory acquisition of the Vessel otherwise than by requisition for hire; or

         (c) capture, seizure, arrest or detention or confiscation of the Vessel by any government or by persons acting or purporting to act on behalf of any government, unless the Vessel be released from such capture, seizure, arrest or detention within twenty
                  (20) Business Days after the occurrence thereof.

         "VESSEL" means the vessel described in Schedule 1 hereto and includes any share or interest therein and her engines, machinery, masts, spars, rigging, boats, anchors, chains, tackle, apparel, furniture, fittings and equipment, outfit, spare gear, fuel, consumable or other stores belonging and appurtenances whether on board or ashore and all replacements, renewals or additions to any of the foregoing, or any improvements made to the Vessel from time to time during the continuance of the Security Period.

1.2      In Clause 6(A) hereof:-

         (a) "EXCESS RISKS" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

         (b) "PROTECTION AND INDEMNITY RISKS" means the usual risks covered by an English protection and indemnity association including the proportion not recoverable in case of collision under the ordinary running-down clause;

         (c) "WAR RISKS" includes the risk of mines and all risks excluded from the standard form of English marine policy by the free of capture and seizure clause.

1.3      INTERPRETATION

         In this Mortgage, unless the context otherwise requires:

         (a) words importing the singular include the plural and vice versa and words importing a gender include every gender;

         (b) references to any document (including this Mortgage) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time;

         (c) references to clauses, paragraphs and Schedules are references to clauses and paragraphs of, and Schedules to, this Mortgage;

         (d) headings are for convenience only and shall be ignored in construing this Mortgage;

         (e) references to law include references to any constitutional provision, treaty, decree, convention, statute, act, regulation, rule, ordinance, subordinate legislation, rule of common law and of equity and judgment;

         (f) references to any law are references to that law as amended, consolidated, supplemented or replaced from time to time;

         (g) references to any person include references to any individual, company, body corporate, association, partnership, firm, joint venture, trust and Governmental Entity.

2.       CHARGE

2.1 IN CONSIDERATION of the premises and in order to secure the payment of the Outstanding Indebtedness and to secure the performance and observance of and compliance with the covenants, terms and conditions of this Mortgage and in the Security Documents contained the Owner has granted, conveyed, hypothecated, mortgaged, pledged, assigned, transferred, set over and confirmed and does by these presents grant, convey, mortgage, hypothecate, pledge, assign, transfer, set over and confirm unto the Mortgagee the whole of the Vessel to have and to hold the same unto the Mortgagee, its successors and assigns the terms hereinafter set forth PROVIDED ONLY and the condition of these presents is such that if the Owner, its successors and assigns shall pay or cause to be paid to the Mortgagee, its successors or assigns all the Outstanding Indebtedness as and when the same shall become due and payable in accordance with the terms of the Security Documents and this Mortgage and shall observe and comply with the covenants, terms and conditions contained in the Security Documents and this Mortgage, expressed or implied to be performed, observed or complied with by and on the part of the Owner during the Security Period then upon such full fulfilment the Mortgagee shall, upon the request of and at the cost of the Owner execute and deliver to the Owner such release of this security as the Owners shall reasonably require.

3.       REPAYMENT

3.1      For the consideration aforesaid the Owner hereby covenants as follows:-

         (a) that it will pay to the Mortgagee the Outstanding Indebtedness in accordance with the terms, conditions and provisions in the Security Documents and in this Mortgage and that it will perform, observe and comply with the covenants, terms and conditions on its part to be performed, observed and complied with in the Security Documents and in this Mortgage;

         (b) the Owner will pay interest at the Default Rate on any moneys which are by this Mortgage expressed to be payable on demand and which are not paid upon demand being made as from the date of demand until payment (both before and after any judgment),

4.       CONTINUING SECURITY

4.1 It is DECLARED and AGREED that the security created by this Mortgage and the other Security Documents shall be held by the Mortgagee as a continuing security for the payment of all moneys which may at any time and from time to time be owing or become due and payable to the Mortgagee under the Security Documents or this Mortgage and the performance and observance of and compliance with all of the covenants, terms and conditions therein and herein contained and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby and thereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Mortgagee for all or any part of the moneys hereby and thereby secured and that every power and remedy given to the Mortgagee hereunder shall be in addition to and not a limitation of any and every other power or remedy vested in the Mortgagee under any of the Security Documents or this Mortgage or at law and that all the powers so vested in the Mortgagee may be exercised from time to time and as often as the Mortgagee may deem expedient.

5.       REPRESENTATIONS AND WARRANTIES

5.1 The Owner REPRESENTS AND WARRANTS TO AND COVENANTS with the Mortgagee that:

         (A) it was duly organised and incorporated and is now validly existing as a corporation under the laws of Delaware and is in good standing thereunder and will remain so during the life of this Mortgage;

         (B) it has the power to execute, deliver and carry out the terms, conditions and covenants contained in this Mortgage and has taken all necessary action to authorise the execution, delivery and carrying out of the terms of this Mortgage and to ensure that the obligations of the Owner enforceable in accordance with their terms;

         (C) any and all consents or permissions necessary to enable it to execute and deliver this Mortgage and to enable the Mortgagee (as and when it deems necessary in accordance with the terms hereof) to enforce this Mortgage have been obtained and that the execution, delivery and performance by the Owner of this Mortgage will in no way contravene any restriction or limitation imposed on the Owner by its constitutional documents or by agreement or otherwise howsoever;

         (D) it lawfully owns the whole of the property in the Vessel free from any security interest, lien, charge or encumbrance whatsoever other than the encumbrance of this Mortgage and the Seller's Lien;

         (E) there are no actions, suits or proceedings pending, or to its knowledge, threatened against or affecting it at law, in equity or in admiralty, or before any court or commission, domestic or foreign, or of any governmental agency, domestic or foreign;

         (F) it is, by this Mortgage and the registration thereof, constituting in favour of the Mortgagee amongst other things all the rights of a First Preferred Vanuatu Ship Mortgage on the Vessel to secure the Outstanding Indebtedness and the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage and the Security Documents contained; and

         (G) it has not assigned, charged, pledged or encumbered the Vessel (including by any charter or employment contract) except under this Mortgage.

         (H) it is not necessary to register this Mortgage other than with the relevant Vanuatu Authorities.

6.       UNDERTAKINGS

6.1 The Owner COVENANTS and undertakes with the Mortgagee that throughout the Security Period:

         (A)      Insurances

                  (i) To maintain adequate and sufficient Insurances on and over the Vessel in respect of (a) hull, machinery and equipment, marine and war risks (including excess risks and/or port risks) (b) protection and indemnity risks (including pollution risks to the highest value possible under the rules of the relevant protection and indemnity association for ships of the same type, size, age and flag as the Vessel) and (c) otherwise in accordance with the provisions of the Security Documents;

                  (ii) To effect the Insurances aforesaid in the name of the Owner or, if so required by the Mortgagee in the joint names of the Owner and the Mortgagee (wherever possible without liability on the part of the Mortgagee for the premiums or calls) (a) in such amounts (but on a 100% order basis) and upon such terms (including deductibles) as shall from time to time be approved in writing by the Mortgagee but in any event on a valid policy basis in Dollars in an amount of not less than whichever is the greater of:-

                           o the market value of the Vessel for the time being with the benefit of any charters being or to be performed by the Vessel; or

                           o such amount as is necessary so that it equals or exceeds one hundred and twenty-five per cent (125%) of the amount of Outstanding Indebtedness from time to time;

                           and (b) through such brokers (hereinafter called the "approved brokers") and with such insurance companies underwriters war risks and protection and indemnity associations as shall from time to time be approved in writing by the Mortgagee and not to exclude any risks or agree to the alteration of any deductible without the prior consent in writing of the Mortgagee;

                  (iii) To renew all such Insurances at least seven Business Days before the relevant policies or contracts expire and to procure that the approved brokers shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

                  (iv) Punctually to pay all premiums calls contributions or other sums payable in respect of all such Insurances and to produce all relevant receipts when so required by the Mortgagee;

                  (v) To arrange for the execution of such guarantees as may from time to time be required by any protection and indemnity or war risks association;

                  (vi) To procure that there is duly endorsed upon all slips cover notes policies certificates of entry or other instruments of insurance issued or to be issued in connection with the Insurances aforesaid the interest of the Mortgagee by means of a Notice of Assignment (signed by the Owner) and/or a Loss Payable Clause providing (a) in the case of fire and usual marine risks insurances and war risks insurances that unless and until an Event of Default shall happen and the Mortgagee shall give notice thereof to the insurers (whereupon all insurance recoveries shall be receivable by the Mortgagee in accordance with Clause
                           9.1 hereof) there shall be paid to the Mortgagee any and every sum receivable in respect of a Total Loss and any and every sum receivable in respect of a major casualty (that is to say a casualty in respect whereof the claim or the aggregate of the claims exceeds Two Million United States Dollars (U.S$2,000,000) inclusive of any deductible) and all other sums receivable in respect of such Insurances shall be paid to the Owner and (b) in the case of the protection and indemnity risks insurances that unless and until an Event of Default shall happen and the Mortgagee shall give notice thereof to the insurers (whereupon all insurance recoveries shall be receivable by the Mortgagee in accordance with Clause
                           9.1 hereof) all sums receivable in respect of such Insurances shall be paid to the Owner;

                           PROVIDED HOWEVER that unless and until an Event of Default shall happen (whereupon all insurance recoveries shall be applied in accordance with Clause
                           9.1 hereof) the insurance moneys received by the Mortgagee in respect of any major casualty shall be paid over to the Owner upon the Owner furnishing evidence that all loss and damage resulting from the casualty has been properly made good and repaired and that all repair accounts and other liabilities whatsoever in connection with the casualty have been fully paid and discharged by the Owner and PROVIDED FURTHER that the insurers through whom the fire and usual marine risks insurances are effected may in the case of a major casualty and with the previous consent in writing of the Mortgagee make payment on account of repairs in the course of being effected;

                  (vii) To procure that all such instruments of insurance as are referred to in sub-clause (vi) above shall be deposited with the approved brokers and that such brokers shall furnish the Mortgagee with pro forma copies thereof and a letter or letters of undertaking in such form as may be required by the Mortgagee and that such letters of undertaking are renewed annually during the Security Period;

                  (viii) To procure that the protection and indemnity and/or war risks associations wherein the Vessel is entered shall (if so required by the Mortgagee) furnish the Mortgagee with a letter or letters of undertaking in such form as may be required by the Mortgagee and that such letters of undertaking are renewed annually during the Security Period;

                  (ix) Not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of the instruments of insurance aforesaid (including any warranties express or implied therein) without first obtaining the consent to such employment of the insurers and complying with such requirements as to extra premium or otherwise as the insurers may prescribe;

                  (x) To apply all such sums receivable in respect of the Insurances as are paid to the Owner in accordance with Clause 6.1(A)(vi) hereof for the purpose of making good the loss and fully repairing all damage in respect whereof the insurance moneys shall have been received so as not to diminish the value of the Vessel.

                  (xi) That if any of the insurances referred to in Clause 6.1(A)(i) form part of a fleet cover it will procure that the approved brokers shall undertake to the Mortgagee that they shall neither set off against any claims in respect of the Vessel any premiums due in respect of other vessels under such fleet cover or any premium due for other insurances nor cancel the insurances for reason of non-payment of premiums for other vessels under such fleet cover or of premiums for such other insurances.

                  (xii) The Mortgagee shall be entitled to effect or require there to be effected in its name and for its benefit a mortgagee's interest policy and mortgagees interest, additional perils cover in respect of the Mortgagee's interest in the Vessel for an amount of one hundred and twenty-five per cent (125%) of the Outstanding Indebtedness and upon such other terms as the Mortgagee considers appropriate and the Owner shall pay to the Mortgagee on demand for the cost of effecting and maintaining these insurances.

         (B)      Repair

                  at its own expense the Owner will keep the Vessel or procure that the Vessel is kept in a good and efficient state of repair so as to maintain her present class as set out in
                  Schedule 1 or at the equivalent class with such other classification society of equivalent status as the Mortgagee shall approve in writing and so as to comply with the provisions of Vanuatu law and all other regulations and requirements (statutory or otherwise) from time to time applicable to the Vessel and so as to ensure that the Vessel shall at all times be capable of operating efficiently as the type of ship referred to herein and shall procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value or class of the Vessel;

         (C)      Modification

                  the Owner will not without the prior written consent of the Mortgagee (such consent not to be unreasonably withheld) make any modifications or alterations to the Vessels speed, structure, machinery or equipment;

         (D)      Survey

                  at its own expense will submit the Vessel or procure that the Vessel is submitted to continuous survey and such other surveys as may be required for classification purposes and shall, if so requested in writing, supply to the Mortgagee copies of all survey reports issued in respect thereof;

         (E)      Inspection

                  the Owner will permit surveyors or other persons appointed by the Mortgagee (or such other person as it shall appoint on its behalf) to board the Vessel at all reasonable times for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford all proper facilities for such inspection. The cost of such surveyors or other persons attending the Vessel if the Mortgagor is not in default shall be borne by the Mortgagee, but if the Mortgagor is in default, the Mortgagor shall bear the costs;

         (F)      Prevention of and release from arrest

                  (except in the case of any Seller's Lien for which the Mortgagee shall be responsible) the Owner will promptly pay and discharge or procure the prompt payment and discharge by such other party as may be liable therefore of all debts, damages and liabilities whatsoever which have given or may give rise to maritime liens or possessory liens or statutory liens on or claims enforceable against the Vessel under the laws of Vanuatu and of all other countries to whose jurisdiction the Vessel may from time to time become subject and in the event of arrest of the Vessel pursuant to legal process or in the event of her detention in exercise or purported exercise of any such lien or claim as aforesaid shall procure the release of the Vessel from such arrest or detention within 14 days of receiving notice thereof by providing or procuring the provision of bail or other security as the circumstances may require.

         (G)      Employment

                  not knowingly employ the Vessel or suffer her employment in any trade or business which is forbidden by International law or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a Prize Court or to destruction, seizure or confiscation and in the event of hostilities in any part of the world (whether war be declared or not) not knowingly employ the Vessel or suffer her employment in carrying any contraband goods or enter or trade or continue to trade in any zone after it has been declared a war zone by any government or by the Vessel's war risks insurers unless the Mortgagee shall have first given their consent thereto in writing and there shall have been effected by the Owner and at its expense such special insurance cover as the Mortgagee may require;

         (H)      Information and performance

                  the Owner will promptly furnish to the Mortgagee all such information as the Mortgagee may from time to time require regarding the Vessel, her employment position and engagements, particulars of all to wages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever concerning her and shall in all respects perform and observe all obligations and conditions on the part of the Owner to be performed and observed contained in any charter, contract of affreightment, bill of lading or other contract for the Vessel's employment and shall promptly and diligently institute and maintain all such proceedings as may be necessary or expedient to protect the interests of the Owner or the Mortgagee in any such charter, contract of affreightment, bill of lading or other contract for the Vessel's employment;

         (I)      Notification of certain events

                  the Owner will notify the Mortgagee forthwith by facsimile transmission:

                  (i) of any accident to the Vessel involving repairs the cost whereof will or is likely to exceed One Million Dollars (U.S.$1,000,000) (or the equivalent in any other currency) or if the Vessel is put in the hands of any person for work costing or likely to cost such amount to be carried out on her;

                  (ii) of any occurrence in consequence whereof the Vessel has become or is likely to become a Total Loss;

                  (iii) of any requirement or recommendation made by any insurer or classification society or by any competent authority which is not complied with in accordance with its terms;

                  (iv) of any writ served on or any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings or her Insurances;

                  (v) of any petition or notice of meeting to consider any resolution to wind up the Owner, or for the appointment of a receiver, administrator, trustee, conservator or liquidator of the Owner or of all or a substantial part of its undertaking or assets (or any event or occasion analogous thereto under the laws of the place of its incorporation, including for the avoidance of doubt Chapter 11 proceedings);

                  (vi) if it becomes impossible or unlawful for the Owner to fulfil any of the obligations on its part to be performed under the Security Documents or this Mortgage or forthwith upon becoming aware of the same if anything is done or suffered or omitted to be done in respect of the Vessel by the Owner, any charterer or the

                           Master of the Vessel or any other person acting on behalf of any of them which imperils or is likely to imperil the security created by this Mortgage;

                  (vii) forthwith upon becoming aware of the same if the Vessel ceases to be registered as a Vanuatu Ship in the name of the Owner or anything is done or suffered to be done whereby such registration may be forfeited or imperiled;

                  (viii) of any Environmental Claim being made in connection with the Vessel or any Environmental Incident occurring and to keep the Mortgagees advised of the progress or outcome of the same;

                  (ix) of the occurrence or likely or threatened occurrence of any Event of Default referred to in Clause 8 hereof;

         (J)      Payment of outgoings and evidence of payment

                  the Owner will promptly pay all tolls, dues and other outgoings whatsoever in respect of the Vessel and shall keep proper books of account in respect of the Vessel and her Earnings as and when the Mortgagee may so require shall make such books available for inspection on behalf of the Mortgagee and furnish satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

         (K)      Encumbrances

                  the Owner will not without the prior written consent of the Mortgagee (and then only subject to such terms as the Mortgagee may impose which shall include the agreement, in a form approved by the Mortgagee, of any subsequent mortgagee or chargee of the Vessel that all moneys secured or to be secured pursuant to the terms and conditions in this Mortgage contained shall rank in priority to all moneys to be secured by the mortgage or charge to be created in favour of such mortgagee or chargee) mortgage, charge or otherwise assign or encumber the Vessel nor her Insurances, or Requisition Compensation or to suffer the creation of any such mortgage, charge or assignment as aforesaid to or in favour of any person other than the Mortgagee under the terms of the Security Documents or in the case of any other Permitted Encumbrances;

         (L)      Sale or disposal

                  the Owner will not without the prior written consent of the Mortgagee (and then only subject to such terms as the Mortgagee may impose) or save as expressly permitted under the Facility Agreement sell, assign or otherwise transfer or dispose of the Vessel or any share or interest therein or part thereof or agree to do any of the aforesaid, or permit the bareboat registration of the Vessel elsewhere;

         (M)      Letting

                  the Owner will not without the prior written consent of the Mortgagee (and then only subject to such terms as the Mortgagee may impose) let the Vessel:

                  (i)      on demise or bareboat charter for any period;

                  (ii) by any contract of employment of the Vessel for a term which exceeds or which by virtue of the exercise of any optional extensions therein contained may exceed 12 months' duration;

                  (iii) on terms whereby more than 2 months' hire (or the equivalent) is payable in advance;

                  (iv) below the market rate prevailing at the time when the charter or contract for the Vessel is fixed; or

                  (v) on terms where the Mortgagee's priority is not clearly recognised by the parties thereto,

                  PROVIDED THAT the terms of any charter entered into after the giving of the written consent of the Mortgagee pursuant to the foregoing provisions shall be subject in all respects to the terms and conditions of this Mortgage and to the rights of the Mortgagee hereunder and that a clause to such effect shall be incorporated in the terms of any such charter and (in the case of any demise or bareboat charter) the charterer shall enter into such tripartite deed concerning the insurance, operation and maintenance of the Vessel and the rights of the Mortgagee as the Mortgagee may require;

         (N)      Repairer's lien

                  the Owner will not without the prior written consent of the Mortgagee (such consent not to be unreasonably withheld) put the Vessel into the possession of any person for the purpose of work being done upon her in an amount exceeding or likely to exceed One Million Dollars (U.S.$1,000,000) (or the equivalent in any other currency) unless such person shall first have given to the Mortgagee in terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

         (O)      Legal Registration and Expenses

                  the Owner will pay on demand to the Mortgagee (or as it may direct) the amount of all investigation and legal and other expenses of any kind whatsoever, stamp duties (if any), registration fees and any other charges reasonably incurred by the Mortgagee in connection with the preparation, completion and registration of this Mortgage, and all costs and expenses of whatsoever nature reasonably incurred by the Mortgagee in connection with or incidental to the protection, preservation or enforcement of the security under the Security Documents and/or this Mortgage and the recovery from the Owner of the Outstanding Indebtedness whether under the security of this Mortgage or otherwise or in or about the exercise by the Mortgagee of any of the powers vested in them under the Security Documents or hereunder together in each case with interest at the Default Rate from the date on which such costs, expenses and charges were incurred up to the date of payment by the Owner to the Mortgagee (after as well as before judgment) and the amount of such costs, expenses and charges together with interest thereon shall be secured by this Mortgage until paid by the Owner to the Mortgagee;

         (P)      Registration

                  the Owner will keep the Vessel registered as a Vanuatu Ship and do or suffer to be done nothing whereby such registration may be forfeited or imperiled;

         (Q)      Manager

                  the Owner will not without the prior written consent of the Mortgagee (such consent not to be unreasonably withheld, but subject to such terms as the Mortgagee may impose) appoint or permit the appointment of any manager of or for the Vessel;

         (R)      Mortgage

                  the Owner will cause this Mortgage to be duly recorded and endorsed as prescribed by Vanuatu law and otherwise comply with and satisfy all the requirements and formalities established by Vanuatu law to perfect this Mortgage as a valid and enforceable first preferred lien upon the Vessel and furnish to the Mortgagee from time to time such proofs as the Mortgagee may reasonably request for their satisfaction with respect to the Owner's compliance with the provisions of this Clause 6(R). Further the Owner will place and at all times retain a properly certified copy of this Mortgage on board the Vessel with her papers and cause such certified copy of this Mortgage to be exhibited to any and all persons having business with the Vessel which might give rise to any lien thereon (other than a lien for crew's wages and salvage) and to any representative of the Mortgagee and place and keep prominently displayed in the chartroom and in the Master's cabin of the Vessel a framed printed notice in plain type in which the area of print shall not be less than 6 inches by 9 inches reading as follows

                  "NOTICE OF MORTGAGE

                  This Vessel is covered by a First Preferred Mortgage in favour of Global Marine Systems Limited under the laws of Vanuatu. Under the terms of the said Mortgage neither the Owner nor any charterer nor the Master of this Vessel nor any other person has any right, power or authority to create, incur or permit to be imposed upon this Vessel any lien or encumbrance whatsoever other than liens for crew's wages and salvage.";

         (S)      Environmental Laws

                  To comply with all Environmental Laws including, without limitation, requirements relating to manning and the establishment of financial responsibility and to obtain and comply with all Environmental Approvals and, without prejudice to the generality of the foregoing, to comply with and maintain in place all certificates and authorisations required by any government or other authority in any country with which the Vessel is to trade.

         (T)      Anti-Drug Abuse

                  Without prejudice to any of its other obligations herein to take all necessary and proper action to prevent any infringements of the Anti-Drug Abuse Act of 1986 of the United States of America or any similar legislation applicable to the Vessel in any jurisdiction in or to which the Vessel shall be employed or located or trade or which may otherwise be applicable to the Vessel and/or the Owner.

         (U)      ISM Code

                  To ensure that the persons responsible for the operation of the Vessel obtain certification for themselves and the Vessel as and when required by the ISM Code and maintain such certification so that they are not withdrawn or cancelled.

         (V)      Consequence of Default

                  Where the Vessel is (or is to be) sold in exercise of any power contained in this Deed or otherwise conferred on the Mortgagee to execute forthwith upon request by the Mortgagee such form of conveyance of the Vessel as the Mortgagee may require.

         (W)      Further Assurance

                  the Owner will do and permit to be done each and every act or thing whatsoever which the Mortgagee may reasonably require to be done for the purpose of enforcing or preserving or securing the Mortgagee's rights hereunder and allow the Mortgagee to use the Owner's name as may be required for that purpose;

7.       MAINTENANCE OF SECURITY

7.1 The Mortgagee shall without prejudice to its rights and powers hereunder or under any of the other Security Documents be entitled (but not bound) at any time and as often as may be necessary to take any such action as it may in its discretion think fit for the purpose of protecting and maintaining the security created by this Mortgage and any other Security Documents (including without prejudice to the foregoing generality the exercise of any of the rights set out in this Clause 7 and its rights as Mortgagee of the Vessel and each and every cost, expense or liability so incurred by the Mortgagee in or about the protection of the security constituted thereby and hereby shall be repayable to the Mortgagee by the Owner on demand together with interest thereon at the Default Rate from the date whereon such cost, expense or liability was incurred by the Mortgagee until the date of actual receipt (as well after as before any judgment) and any such cost, expense or liability so incurred together with interest thereon shall be secured by this Mortgage until paid by the Owner to the Mortgagee.

7.2 Without prejudice to the generality of the foregoing and subject to the aforesaid:

         (A) in the event that the provisions of Clause 6(A) hereof or any of them shall not be complied with the Mortgagee shall be at liberty to effect and thereafter to maintain all such insurances upon the Vessel as in their discretion they may think fit;

         (B) in the event that the provisions of Clause 6(B) and/or 6(D) or any of them shall not be complied with the Mortgagee shall be at liberty to arrange for the carrying out of such repairs and/or surveys at the cost of the Owner as the Mortgagee may deem expedient or necessary;

         (C) in the event that the provisions of Clause 6(F) hereof or any of them shall not be complied with the Mortgagee shall be at liberty to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as the Mortgagee may deem expedient or necessary for the purpose of securing the release of the Vessel and the Owner shall repay and indemnify the Mortgagee against any payments, costs or expenses so incurred by it together with interest at the Default Rate from the date of payment to the date of recovery in full (both before and after any judgment) by the Mortgagee.

8.       DEFAULT

8.1 Upon the happening of any of the following events (herein called "EVENTS OF DEFAULT") the Outstanding Indebtedness shall immediately become payable to the Mortgagee on demand and the security created by this Mortgage shall be immediately enforceable:-

         (A) If the Owner does not pay any sum of money payable under the Facility Agreement or the Security Documents on its due date (which for this purpose means a Payment Date, or in respect of moneys payable on demand means unless otherwise specifically provided within five (5) Business Days from such demand) or defaults in the due payment of any sum which has become due and payable hereunder or under the Security Documents.

         (B) If the Owner defaults in the due performance and observance of any of the terms, covenants and conditions on its part contained in this Mortgage (other than relating to payments of monies which shall be governed by sub-clause (A) above or the covenants contained in Clause 6 (A), (G), (J), (M), (N), (S) and (U) which result in an immediate default) and such default continues unremedied for a period of twenty eight (28) days after the Lender has given to the Owner a written notice of such default.

         (C) If any representation or warranty made by the Owner, in this Mortgage or the Security Documents or any notice, certificate or statement delivered or made pursuant hereto or thereto proves to have been incorrect, inaccurate or misleading in any material respect and which has or is likely to have material consequences.

         (D) if the Vessel becomes a Total Loss provided that it shall not be an Event of Default if:

                  (a) the Vessel is insured in accordance with Clause 6 and the Security Documents; and

                  (b) no insurer has refused to meet or has disputed the claim for Total Loss; and

                  (c) payment of insurance proceeds in respect of the Total Loss in an amount not less than the Outstanding Indebtedness is made in full to the Lender within ninety days of the occurrence of the casualty giving rise to the Total Loss in question (or such longer period as the Mortgagee may agree), or if earlier, the recovery by Mortgagee of the total loss insurance proceeds; or

         (E) if it shall become impossible or unlawful for the Owner to fulfil or perform any of its covenants and obligations contained in any of the Security Documents or for the Mortgagee to exercise the rights of any of them vested in it under any of the same;

         (F) if the Vessel ceases, without the consent of the Mortgagee, such consent not to be unreasonably withheld, to be registered as a Vanuatu Ship or anything is done or suffered to be done or omitted to be done whereby such registration may be forfeited or imperiled;

         (G) if the Vessel ceases to be classified with [Det Norske Veritas + 1A1 PSV DynPos AUTR, EO, HELDK];

         (H) if any of the events of default specified in any subsequent mortgage registered on the Vessel consented to by the Mortgagee shall occur or the mortgagee of such subsequent mortgage shall enforce or attempt to enforce such subsequent mortgage;

         (I) if any of the events specified and defined as an Event of Default in the Facility Agreement shall occur;

         (J) if any security given for moneys due and to become due to the Mortgagee hereunder shall for any reason whatsoever cease to be effective or become unenforceable unless the events giving rise to the enforceability or the failure or effectiveness of the security are within the control of the Owner or the Mortgagee;

         (K) if the Owner or the Vessel fails to comply with any Environmental Law or Environmental Approval or the Vessel is involved in or may potentially be involved in any Environmental Claim and, in the opinion of the Mortgagee, such non-compliance or such claim or potential claim could be expected to have a material adverse affect on the business, assets, operations of the Owner affecting the security created by this Mortgage.

8.2 Upon the Outstanding Indebtedness being repayable on demand, whether or not such demand shall have been made under Clause 8.1 hereof, the Mortgagee shall be forthwith entitled as and when it may seem fit to put into force and exercise all rights and powers possessed by it as Mortgagee and in particular:-

         (i) to exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of the laws of Vanuatu and exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the laws of any other jurisdiction where the Vessel may be found;

         (ii)     to take possession of, operate and manage the Vessel;

         (iii) to require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters and/or other insurers as the Mortgagee may nominate;

         (iv) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit and to permit any brokers or others through whom collection or recovery is effected to charge the usual brokerage therefore;

         (v) to discharge, compound, release or compromise claims in respect of the Vessel which have given or may give rise to any charge or lien on the Vessel or which are or may be enforceable by proceedings against the Vessel under the laws of Vanuatu and of all other countries to whose jurisdiction the Vessel may from time to time become subject;

         (vi) to sell the Vessel upon such terms and conditions as to the Mortgagee seems best with or without the benefit of any charterparty and free from any claim of or by the Owner in admiralty, in equity, at law or by statute, at public or private sale, by sealed bids or otherwise and to execute any documents under the power given to it under Clause 14 in connection with such sale on behalf of the Owner; in case of a public sale notice of sale shall be published for 5 consecutive Business Days in a newspaper published daily at the place of sale; in case of public or private sale notice of such sale shall be mailed, addressed to the Owner at its last known address, 7 Business Days prior to the date fixed for entering into the contract of sale; sale may be held at such place and at such time as the Mortgagee by notice may have specified, and may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or from such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage PROVIDED

                  ALWAYS that upon any sale of the Vessel or any share or interest therein by the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefore;

         (vii) to remove the Vessel or to require the Vessel to be removed from any place where she may be or be lying to any port, harbour, dock or other location for the purposes of the Vessel's docking, laying-up, repair, management, employment, maintenance, sale or to preserve or maintain the Mortgagee's security in the Vessel in such manner as the Mortgagee may in its complete discretion deem necessary;

         (viii) to manage or appoint managers, insure, maintain and repair the Vessel and to employ or lay up the Vessel in such manner and for such period as the Mortgagee in its absolute discretion deems expedient and for the purposes aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conductive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee was the owner of the Vessel and without being responsible for any loss thereby incurred;

         (ix) to recover from the Owner on demand all expenses, payments, disbursements, costs, losses and damages as may be incurred by the Mortgagee whether the Mortgagee be in possession of the Vessel or not in or about or incidental to or in connection with the exercise by the Mortgagee of any of the powers herein contained together with interest thereon at the Default Rate from the date on which such expenses, payments, disbursements, costs, losses or damages were incurred by the Mortgagee up to the date of payment by the Owner to the Mortgagee (after as well as before judgment) and such expenses, payments, disbursements, costs, losses and damages together with the said interest thereon shall, until paid by the Owner to the Mortgagee, be secured on the Vessel by this Mortgage in priority to all sums of money secured by any mortgage or charge on the Vessel created or registered after the date hereof;

9.       APPLICATION OF MONEYS

9.1 All moneys received by the Mortgagee in respect of the sale by it of the Vessel or any share therein or recovery under the Insurances or otherwise pursuant to the provisions of this Mortgage or the Security Documents shall be held by the Mortgagee upon trust in the first place to pay or retain all such payments, disbursements, expenses, costs, losses and damages whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Mortgagee in or about or incidental to the exercise by the Mortgagee of the powers specified or otherwise referred to in Clause 8 hereof or any of them and the balance shall be applied against the Outstanding Indebtedness PROVIDED ALWAYS that in the event that such balance is insufficient to pay in full the whole of the Outstanding Indebtedness the Mortgagee shall be entitled to collect the shortfall from the Owner or any other person liable therefore.

10.      NO WAIVER

10.1 No delay or omission of the Mortgagee to exercise any right or power vested in it under the Security Documents or this Mortgage shall impair such right or power or be construed as a waiver of or an acquiescence in any default by the Owner and in the event of the Mortgagee at any time agreeing to waive any such right or power such waiver shall be recoverable by the Mortgagee at any time and the right or power shall thenceforth be again exercisable as though there has been no such waiver.

11.      RECEIVER

11.1 At any time after the occurrence of an Event of Default the Mortgagee may appoint by writing any person to be a Receiver ("RECEIVER") of the Vessel and of all or part of any other property assigned or charged to the Mortgagee by any Security Documents and may from time to time by writing remove any Receiver so appointed and appoint another in his place. A copy of any such appointment or renewal shall be sent to the Owner by the Mortgagee.

11.2 A Receiver so appointed shall be the agent of the Owner (who shall indemnify and hold harmless the Mortgagee against all costs, claims and liabilities arising from such appointment and from the acts and defaults of the Receiver) and shall have power to exercise all or any of the powers conferred on the Mortgagee by law and by each Security Document.

11.3 The Owner irrevocably appoints any Receiver appointed as aforesaid its Attorney for and in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect any assurance, agreement, instrument or act which may be required or may be deemed proper for any of the purposes hereof.

11.4 The net proceeds of sale and all other moneys received by the Receiver shall be applied by him (subject to the claims of all secured and unsecured creditors (if any) ranking in priority to the security created by the relevant Security Document):

         (A) FIRST, in payment of all reasonable costs, charges and expenses of and incidental to the appointment of the Receiver and the exercise of all or any of the powers aforesaid and of all outgoings properly paid by him;

         (B) SECONDLY, in payment of remuneration of the Receiver at such rate as may be specified in the instrument or appointment or otherwise reasonably agreed between him and the Mortgagee;

         (C) THIRDLY, in payment to the Mortgagee of any balance remaining in the hands of the Receiver to be applied against the Outstanding Indebtedness.

12.      DELEGATION OF POWERS

12.1 The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by the Security Documents or any of them (including the power vested in it by virtue of Clause 14 hereof) in such manner upon such terms and to such persons as the Mortgagee in its absolute discretion may think fit.

13.      INDEMNITY

13.1 The Owner HEREBY AGREES AND UNDERTAKES to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel, or otherwise howsoever in relation to or in connection with any of the matters dealt with in the Security Documents or this Mortgage.

14.      POWER OF ATTORNEY

14.1 The Owner HEREBY IRREVOCABLY APPOINTS the Mortgagee as its Attorney for the duration of the Security Period for the purpose of doing in its name all acts which the Owner itself could do in relation to the Vessel; PROVIDED HOWEVER that such power shall not be exercisable by or on behalf of the Mortgagee until the happening of an Event of Default.

14.2 The exercise of such power by or on behalf of the Mortgagee shall not put any person dealing with the Mortgagee upon any enquiry as to whether sums due under the Security Documents or any of them have become payable on demand nor shall such person be in any way affected by notice that the sums so due have not become payable and the exercise by the Mortgagee of such power shall be conclusive evidence to such person of the Mortgagee's right to exercise the same.

14.3 The Owner hereby irrevocably appoints the Mortgagee and any Receiver jointly and also severally to be its attorney in its name and on its behalf and as its act and deed or otherwise of it, to agree the form of and to execute and do all deeds, instruments, acts and things in order to file, record, register or enrol this Deed in any court, public office or elsewhere which the Mortgagee may in its discretion consider necessary or advisable, now or in the future, to ensure the legality, validity, enforceability or admissibility in evidence thereof and any other assurance, document, act or thing required to be executed by the Owner pursuant to Clause 15.

15.      FURTHER ASSURANCE

15.1 The Owner HEREBY FURTHER UNDERTAKES at its own expense to execute, sign, perfect, do and (if required) register every such further assurance, document, act or thing as in the opinion of the Mortgagee may be necessary or desirable for the purpose of more effectually mortgaging and charging the Vessel, or perfecting the security constituted by this Mortgage or the Security Documents and the Owner HEREBY IRREVOCABLY APPOINTS the Mortgagee as its Attorney for the purpose of executing, signing, perfecting, doing and registering every such further assurance, documents act or thing as aforesaid.

16.      NOTICE

16.1 All notices and other communications required by this Mortgage to be in writing shall be sent to the recipient in the manner set out in the Facility Agreement.

17.      LIMITATION ON AMOUNT OUTSTANDING

17.1 For the purpose of recording of this First Preferred Ship Mortgage as required by the laws of Vanuatu the maximum principal amount that may
         be outstanding at any one time under this Mortgage is [            ]
         United States Dollars (US$             ) or an equivalent amount in
         Euros, Swiss Francs, Pounds Sterling or Yen, consisting of;

         (a) principal indebtedness in the amount of Nine Million Seven Hundred and Thirty One Thousand Four Hundred and Seventeen United States Dollars (U.S.$9,731,417) or an equivalent amount in Euros, Swiss Francs, Pounds Sterling or Yen; and

         (b) [Three Million United Stated Dollars (U.S.$ 3,000,000)] in respect of default interest and performance of mortgage covenants. The date of maturity as to US$ 9,731,417 is
                  [           ] 200[8] and the date of maturity as to U.S.$
                  [3,000,000] is on demand and the discharge amount is the same as the total amount."

18.      PAYMENT ON NON-BUSINESS DAY

18.1 If any payment hereunder shall become due on a day which is not a Business Day then such payment shall be made on the immediately preceding Business Day.

19.      CONFIRMATION REGARDING LAWS OF VANUATU

19.1     Anything to the contrary herein notwithstanding:

         (A) this Mortgage does not and shall not be deemed to include any property other than a vessel within the meaning of the laws of Vanuatu; and

         (B) neither the preferred status of this Mortgage nor any of the benefits, privileges or provisions of the laws of Vanuatu are waived by the Mortgagee.

         It is the intention of the parties that the foregoing provisions of this Clause 19 shall govern the interpretation and construction of the other provisions of this Mortgage, and such other provisions are entered into by the parties only upon the understanding that they shall be governed by the provisions of this Clause 19. Therefore, no provision of this Mortgage shall be construed in any way inconsistent with the provision of this Clause 19, and in the event that a court of competent jurisdiction holds that any such provision cannot be construed to be consistent with the provisions of this Clause 19, this Clause 19 shall prevail over and supersede such other provision which shall to the extent of such inconsistency be of no force or effect.

20.      GROSSING-UP OF PAYMENTS

20.1 All payments made by the Owner under this Mortgage and the Security Documents shall be made free and clear of and without set-off or counterclaim and without deduction or withholding for or on account of any present or future income, stamp and other taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by the taxing authorities in or the Government of the Republic of Vanuatu or by any other taxing or governmental authority whatsoever. In the event that any such taxes as aforesaid shall be imposed, levied, collected, withheld, deducted or assessed thereon, all such taxes shall be borne by the Owner or, if under the provisions of any applicable law this stipulation cannot be applied, then the Owner shall increase the payments to the Mortgagee so that the net amounts paid to the Mortgagee be equivalent to the amounts which the Mortgagee is entitled to be paid by the Owner. Income or corporation taxes levied on the profits of the Mortgagee in its place of incorporation or any place in which it carries on business shall be for the account of the Mortgagee.


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21.      CURRENCY INDEMNITY

21.1 Any payment or payments made to or for the account of the Mortgagee in a currency (the currency in which the relevant payment is made being hereinafter referred to as the "Relevant Currency") other than Dollars pursuant to a judgment or order of a court or tribunal of any jurisdiction shall only constitute a discharge to the Owner to the extent of the Dollar amount which the Mortgagee is able, on the date or dates of receipt by the Mortgagee of such payment or payments in the Relevant Currency (or, in the case of any such date which is not a Business Day), to purchase in London with the amount or amounts so received by the Mortgagee on such date or dates. If the amount of Dollars which the Mortgagee is so able to purchase falls short of the Dollar amount originally due to the Mortgagee under this Mortgage the Owner shall indemnify and hold the Mortgagee harmless against any loss or damage arising as a result. For the purposes of this Clause, "BUSINESS DAY" means a day on which the relevant office of the Mortgagee is open for business and on which the foreign exchange market in London is open for dealings between the Relevant Currency and Dollars. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Mortgage, and shall give rise to a separate and independent cause of action and shall apply irrespective of any indulgence granted by the Mortgagee from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due under this Mortgage or any such judgment or order.

21.2 Any provision hereof prohibited by or unlawful or unenforceable under any applicable law shall, to the extent required by such law, be ineffective without modifying the remaining provisions hereof but where the provisions of any such applicable law may be waived they are hereby waived by the Owner and the Mortgagee to the full extent permitted by such law to the end that this Mortgage shall be valid and binding and enforceable in accordance with its terms.

22.      LAW AND JURISDICTION

         This Mortgage shall be governed by and construed according to Vanuatu law and the Owner agrees that any legal proceedings brought by the Mortgagee or on behalf of the Mortgagee hereunder may be brought in the courts of England and by the execution and delivery of this Mortgage the Owner submits to such jurisdiction and hereby irrevocably designates and appoints Clyde & Co at Beaufort House, Chertsey Street, Guildford GU1 4HA (Attention D Bennet) or such other person as the Mortgagee may approve in writing to receive for and on behalf of the Owner service of process in England in any such legal action or proceeding. The foregoing shall not however limit or impair the rights of the Mortgagee to bring any legal action or proceeding in any other appropriate jurisdiction.


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IN WITNESS whereof the Owner has executed this Mortgage by its duly authorised
Attorney-in-Fact the day and year first above written.

EXECUTED as a Deed                          )
by                                          )
........................................     )
the duly appointed Attorney-in-Fact of      )
TORCH OFFSHORE INC.                         )
in the presence of:                         )



EXECUTED as a Deed                          )
by                                          )
........................................     )
for and on behalf of                        )
GLOBAL MARINE SYSTEMS                       )
LIMITED                                     )
in the presence of:                         )


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                                   SCHEDULE 1

1.  The Vessel referred to in Clause 1.1
    of this Deed is:

    NAME                                     PARTICULARS

    m.v. MIDNIGHT WRANGLER                   Registered under the laws and flag
                                             of the Republic of Vanuatu,
                                             Official Number [       ] of [4416]
                                             gross tons, [1324].

2. Classification referred to in Clause 6(b) of this Mortgage is: Det Norske Veritas.

3.  Type of Ship:  Offshore Support Vessel.


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                                   SCHEDULE 2

                               FACILITY AGREEMENT




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